SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM T-1
      STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                    ----------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------
                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)
NEW YORK                                                           13-5160382
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                   identification No.)

1 WALL STREET                                                           10286
NEW YORK, NEW YORK                                                 (Zip Code)
(Address of principal executive offices)

                                Michael Shepherd
                                General Counsel
                                One Wall Street
                                   15th Floor
                            New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)
                    ----------------------------------------
                           GRANITE MORTGAGES 03-1 PLC
              (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                            (I.R.S. employer
(State or other jurisdiction of                           identification No.)
incorporation or organization)

Fifth Floor, 100 Wood Street
London EC2V 7EX
011-44-20-7606 5451
(Address of principal executive offices)                           (Zip Code)
----------------------------------------
      $925,500,000 SERIES 1 CLASS A1 FLOATING RATE NOTES DUE JANUARY 2004
      $1,225,000,000 SERIES 1 CLASS A2 FLOATING RATE NOTES DUE JANUARY 2020
       $300,000,000 SERIES 1 CLASS A3 FLOATING RATE NOTES DUE JANUARY 2020
        $42,000,000 SERIES 1 CLASS B FLOATING RATE NOTES DUE JANUARY 2043
       $56,000,000 SERIES 1 CLASS C FLOATING RATE NOTES DUE JANUARY 2043
                      (Title of the indenture securities)
                    ----------------------------------------

GENERAL
ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

                Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

                Federal Deposit Insurance Corporation, Washington, D.C., 20429.

                New York Clearing House Association New York, New York 10005

        (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
        None.

ITEM 16.LIST OF EXHIBITS

        LIST  BELOW  ALL  EXHIBITS   FILED  AS  A  PART  OF  THIS  STATEMENT  OF
        ELIGIBILITY.

        EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE 'ACT') AND 17 C.F.R. 229.10(D)

        1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

        2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

        4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

        5.      Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.      Not applicable.

        9.      Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 7th day of January, 2003.

                              THE BANK OF NEW YORK

                               By:/s/Kate Russell

                               Kate Russell, AVP

                             EXHIBIT 7 TO FORM T-1

                                                                      EXHIBIT 7

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of  One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                          Dollar Amounts
ASSETS                                      In Thousands
Cash and balances due from depository
institutions:
Noninterest-bearing balances and currency     $3,735,469
and coin
Interest-bearing balances                      3,791,026
Securities:
  Held-to-maturity securities                  1,140,688
  Available-for-sale securities               15,232,384
Federal funds sold in domestic offices         1,286,657
Securities purchased under agreements to       1,035,718
resell
Loans and lease financing receivables:
  Loans and leases held for sale                 869,285
  Loans and leases, net of unearned           34,695,130
  income
  LESS: Allowance for loan and                   645,382
  lease losses
  Loans and leases, net of unearned           34,049,748
  income and allowance
Trading Assets                                 9,044,881
Premises and fixed assets (including             823,722
capitalized leases)
Other real estate owned                              778
Investments in unconsolidated subsidiaries       226,274
and associated companies
Customers' liability to this bank on             249,803
acceptances outstanding
Intangible assets
Goodwill                                       1,852,232
Other intangible assets                           54,714
Other assets                                   4,961,572
                                             -----------
Total assets                                 $78,354,951
                                             -----------
                                             -----------

LIABILITIES
Deposits:
  In domestic offices                         $32,962,289
  Noninterest-bearing                          12,792,415
  Interest-bearing                             20,169,874
  In foreign offices, Edge and Agreement       24,148,516
  subsidiaries, and IBFs
  Noninterest-bearing                             445,725
  Interest-bearing                             23,702,791
Federal funds purchased in domestic               959,287
offices
Securities sold under agreements to               491,806
repurchase
Trading liabilities
Other borrowed money:                           2,916,377
(includes mortgage indebtedness and
obligations under capitalized leases)           1,691,634
Bank's liability on acceptances executed and      251,701
outstanding
Subordinated notes and debentures               2,090,000
Other liabilities                               5,815,688
                                              -----------
Total liabilities                             $71,327,298
                                              -----------
                                              -----------
Minority interest in consolidated                 500,019
subsidiaries
EQUITY CAPITAL
Perpetual preferred stock and related                   0
surplus
Common stock                                    1,135,284
Surplus                                         1,056,724
Retained earnings                               4,218,003
Accumulated other comprehensive income          (117,623)
Other equity capital components                         0
Total equity capital                            6,527,634
                                              -----------
Total liabilities minority interest and equity
capital                                       $78,354,951
                                              -----------
                                              -----------

    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

We, the undersigned directors, attest to the corrections of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell               Directors
Alan R. Griffith